EXHIBIT 24


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                         /s/James A. Henderson
                                         __________________________
                                         James A. Henderson
                                         Director & Chairman of the
                                         Board and Chief Executive
                                         Officer

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                         /s/Theodore M. Solso
                                         ________________________
                                         Theodore M. Solso
                                         Director & President and
                                         Chief Operating Officer

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/Harold Brown
                                           _______________
                                           Harold Brown
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/K. R. Dabrowski
                                           ___________________
                                           K. R. Dabrowski
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/Robert J. Darnall
                                           ____________________
                                           Robert J. Darnall
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/W. Y. Elisha
                                           __________________
                                           W. Y. Elisha
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/Hanna H. Gray
                                           ________________
                                           Hanna H. Gray
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/J. Irwin Miller
                                           __________________
                                           J. Irwin Miller
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/William I. Miller
                                           ____________________
                                           William I. Miller
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/Donald S. Perkins
                                           ____________________
                                           Donald S. Perkins
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/William D. Ruckelshaus
                                           _________________________
                                           William D. Ruckelshaus
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/H. B. Schacht
                                           ___________________
                                           H. B. Schacht
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/F. A. Thomas
                                           _____________________
                                           F. A. Thomas
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Kiran M. Patel and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a shelf Registration Statement on Form S-3 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the sale from time to time of the Corporation's equity securities by (a) Investment Company of America, (b) Fundamental Investors, Inc., and (c) The Northern Trust Company as trustee of the Cummins Engine Company, Inc. and Affiliates Collective Investment Trust, and any amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 1996




                                           /s/J. Lawrence Wilson
                                           _____________________
                                           J. Lawrence Wilson
                                           Director